Prepaid Expenses (Details)	1 Months Ended
	Apr. 18, 2018 a	Jun. 30, 2018 USD ($)	Apr. 30, 2018 a
Prepaid Expenses (Textual)
Deposits		$ 386,416
Prepaid expenses		335,163
Condition of operator terminate sales agreement, description	The Company has agreed to generate sales of at least $5 million per year from product cultivated from the outdoor grow facility. The Licensed Operator may terminate the agreement if annual sales fall below the $5 million minimum requirement as defined in the agreement. Prior to the termination of the agreement by the Licensed Operator, the Company may cure any applicable deficiency by paying 10% of the deficiency to the Licensed Operator.
Amount to paid from revenue, description	The Licensed Operator will retain 15% of the net revenues generated from product cultivated from the outdoor grow facility and pay 85% of the net revenues to the Company. Upon execution of the agreement, the Company paid $300,000 to the Licensed Operator as consideration for the opportunity to construct and manage the outdoor grow facility on the Licensed Operator’s property. In exchange for the initial consideration, the Licensed Operator has agreed not to retain 15% of the first $2 million of net revenues generated from the outdoor grow facility. In addition, once the outdoor grow facility begins production, the Company has agreed to pay the Licensed Operator $7,000 per month for compliance, security, and other administration costs incurred by the Licensed Operator during the term of the agreement.
Licensed operator as prepaid expenses		$ 300,000
Term of agreement	8 years
Acres of property | a	3		17,298